UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2004

RailAmerica, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-20618	65-0328006
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 Broken Sound Blvd., N.W., Boca Raton, Florida		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-994-6015

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On October 28, 2004, RailAmerica, Inc. (the "Company") issued a press release announcing the Company's results for the third quarter ended September 30, 2004. The purpose of this Form 8-K is to furnish such press release. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 28, 2004, RailAmerica, Inc. (the "Company") issued a press release announcing the Company's results for the third quarter ended September 30, 2004. The purpose of this Form 8-K is to furnish such press release. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed "furnished" and not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is being furnished herewith:

Exhibit No. Description
99.1-- Press Release, dated October 28, 2004, issued by RailAmerica, Inc. to announce its third quarter ended September 30, 2004 financial results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RailAmerica, Inc.

October 28, 2004	By:	Michael J. Howe

Name: Michael J. Howe
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 28, 2004, issued by RailAmerica, Inc. to announce third quarter ended 2004 financial results.